                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                          GTE CALIFORNIA INCORPORATED
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
         (State or other jurisdiction of incorporation or organization)

        1-6417                                            95-0510200
(Commission File Number)                       (IRS Employer Identification No.)





600 Hidden Ridge, HQE04B12 - Irving, Texas                   75038
(Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code         214-718-5600
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                   GTE CALIFORNIA INCORPORATED AND SUBSIDIARY

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE California Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $583.4 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's consolidated statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed consolidated financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.

In addition, the Company announced through its parent, GTE Corporation, that it will refinance, on a long-term basis, approximately $75.0 million of its long-term debt. The positive impact of these redemptions is not expected to have a significant effect on the Company's earnings over the next several years.





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
                   GTE CALIFORNIA INCORPORATED AND SUBSIDIARY

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                    As Reported                                Pro Forma
                                                    Nine Months                               Nine Months
                                                       Ended                                    Ended
                                                    September 30,         Pro Forma           September 30,
                                                         1995            Adjustments              1995
                                                   ---------------      -------------        --------------
                                                                     (Thousands of Dollars)
OPERATING REVENUES                                  $   2,016,978        $     55,334  (1)    $   2,072,312

OPERATING EXPENSES

   Cost of sales and services                             779,399                                   779,399
   Depreciation and amortization                          448,035                                   448,035
   Selling, general & administrative                      304,640              55,334  (1)          359,974
                                                    -------------        ------------         -------------
       Total operating expenses                         1,532,074              55,334             1,587,408
                                                    -------------        ------------         -------------
OPERATING INCOME                                          484,904                  --               484,904
                                                    -------------        ------------         -------------
OTHER DEDUCTIONS                                           75,159                                    75,159
                                                    -------------        ------------         -------------
   Income before income taxes                             409,745                  --               409,745

INCOME TAXES                                              171,030                                   171,030
                                                    -------------        ------------         -------------
   Income before extraordinary charge                     238,715                  --               238,715

EXTRAORDINARY CHARGE                                           --            (583,428) (2)         (583,428)
                                                    -------------        ------------         -------------
   Net income (loss)                                $     238,715        $   (583,428)        $    (344,713)
                                                    =============        ============         =============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
                   GTE CALIFORNIA INCORPORATED AND SUBSIDIARY

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                     As Reported                               Pro Forma
                                                     Year Ended                                Year Ended
                                                     December 31,         Pro Forma           December 31,
                                                         1994            Adjustments             1994
                                                    --------------      -------------      ---------------
                                                                     (Thousands of Dollars)
OPERATING REVENUES                                   $   2,881,730        $    66,217 (1)     $  2,947,947

OPERATING EXPENSES

   Cost of sales and services                            1,061,310                               1,061,310
   Depreciation and amortization                           579,867                                 579,867
   Selling, general & administrative                       418,068             66,217 (1)          484,285
                                                     -------------       ------------         ------------
       Total operating expenses                          2,059,245             66,217            2,125,462
                                                     -------------       ------------         ------------
OPERATING INCOME                                           822,485                 --              822,485
                                                     -------------       ------------         ------------
OTHER DEDUCTIONS                                            94,480                                  94,480
                                                     -------------       ------------         ------------
   Income before income taxes                              728,005                 --              728,005

INCOME TAXES                                               293,465                                 293,465
                                                     -------------       ------------         ------------
   Income before extraordinary charge                      434,540                 --              434,540

EXTRAORDINARY CHARGE                                           --            (583,428) (2)        (583,428)
                                                     -------------       ------------         ------------
   Net income (loss)                                 $     434,540       $   (583,428)        $   (148,888)
                                                     =============       ============         ============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
                   GTE CALIFORNIA INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                     As Reported                             Pro Forma
                                                     September 30,       Pro Forma         September 30,
                                                         1995           Adjustments            1995
                                                    ---------------   ---------------    -----------------
                                                                  (Thousands of Dollars)
                      ASSETS
                      ------
CURRENT ASSETS:

  Cash                                                $    35,035                              $   35,035
  Accounts and notes receivable, less allowance
   of $49,973                                             511,074                                 511,074
  Materials and supplies                                   35,806                                  35,806
  Deferred income tax benefits                             73,122                                  73,122
  Prepayments and other                                    25,009                                  25,009
                                                      -----------        ----------            ----------
   Total current assets                                   680,046                                 680,046
                                                      -----------        ----------            ----------
PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                         8,598,499                               8,598,499
  Accumulated depreciation                             (3,911,731)       $ (877,649) (3)       (4,789,380)
                                                      -----------        ----------            ----------
   Net property, plant and equipment                    4,686,768          (877,649)            3,809,119
                                                      -----------        ----------            ----------
PREPAID PENSION COSTS                                     406,463                                 406,463
                                                      -----------        ----------            ----------
OTHER ASSETS                                              147,700          (112,050) (4)           35,650
                                                      -----------        ----------            ----------
     Total Assets                                     $ 5,920,977        $ (989,699)           $4,931,278
                                                      ===========        ==========            ==========

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
                   GTE CALIFORNIA INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                   As Reported                               Pro Forma
                                                  September 30,          Pro Forma          September 30,
                                                       1995             Adjustments             1995
                                                  ------------         ------------        -------------
                                                                  (Thousands of Dollars)

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:

  Short-term debt, including current
    maturities                                   $     198,173                              $    198,173
  Accounts payable                                     170,156                                   170,156
  Accrued taxes                                        140,804                                   140,804
  Accrued interest                                      22,804                                    22,804
  Accrued payroll and vacations                         95,614                                    95,614
  Accrued dividends                                     82,726                                    82,726
  Accrued restructuring costs and other                266,016                                   266,016
                                                 -------------       --------------         ------------
   Total current liabilities                           976,293                                   976,293
                                                 -------------       --------------         ------------
LONG-TERM DEBT                                       1,280,541                                 1,280,541
                                                 -------------       --------------         ------------
RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                728,370       $     (406,271)(5)          322,099
  Employee benefit obligations                          97,147                                    97,147
  Restructuring costs and other                        487,494                                   487,494
                                                 -------------       --------------         ------------
   Total reserves and deferred credits               1,313,011             (406,271)             906,740
                                                 -------------       --------------         ------------
SHAREHOLDERS' EQUITY:
  Preferred stock                                       81,866                                    81,866
  Common stock                                       1,388,764                                 1,388,764
  Other capital                                          2,040                                     2,040
  Reinvested earnings                                  878,462             (583,428)(2)          295,034
                                                 -------------       --------------         ------------
   Total shareholders' equity                        2,351,132             (583,428)           1,767,704
                                                 -------------       --------------         ------------
     Total Liabilities and Shareholders'
       Equity                                    $   5,920,977       $     (989,699)        $  4,931,278
                                                 =============       ==============         ============

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                   GTE CALIFORNIA INCORPORATED AND SUBSIDIARY

              NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 and 4 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory assets and the write-off of the original debt issuance costs associated with $75.0 million of long-term debt that will be refinanced.

(5) Represents the tax effect of the adjustments described in notes 3 and 4 below.





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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            GTE CALIFORNIA INCORPORATED
                                                    (Registrant)

Date: November 13, 1995                     By:   William M. Edwards III
                                                ------------------------
                                                  William M. Edwards III
                                                       Controller
                                                 (Chief Accounting Officer)





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